COVA SERIES TRUST

                       SUPPLEMENT DATED FEBRUARY 13, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1996,
                                   AS AMENDED

    Van Kampen American Capital Investment Advisory Corp., one of Cova Series Trust's sub-advisers, is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Investment Advisory Corp. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

     Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

     For further information or if you have any questions concerning this Supplement, please contact a representative of Cova Financial Services Life Insurance Company at (800) 831-LIFE.